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                                                                   EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 20, 1997 included in the Form 10-K, into the Company's previously filed Registration Statement File No. 33-36999.




                                                     ARTHUR ANDERSEN LLP



Houston, Texas
March 27, 1997